                                                                                                           EXHIBIT 4

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

       The following instruments of Navistar  International  Corporation and its principal subsidiary  International
Truck and Engine Corporation,  and its principal  subsidiary Navistar Financial  Corporation  defining the rights of security holders are incorporated herein by reference.

          4.1  Indenture,  dated as of  February 4, 1998,  by and between  Navistar  International  Corporation  and
               Harris  Trust  and  Savings  Bank,  as  Trustee,  for 8%  Senior  Subordinated  Notes  due  2008  for
               $250,000,000.  Filed on Registration No. 333-47063 as Exhibit 4.3.

          4.2  $100,000,000  Revolving  Credit  Agreement  dated as of July 9, 1999, as amended by  Amendment No.  7 dated as of  April  25,  2001,  among  Arrendadora  Financiera  Navistar,  S.A.  de  C.V.,  Servicios
               Financieros  Navistar,  S.A. de C.V.  and  Navistar  Comercial,  S.A. de C.V.  and Banco  Nacional de
               Mexico,  S.A. de C.V. The Registrant  agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

          4.3  $50,000,000  Mexican Peso Credit  Agreement dated as of November 22, 2000, by and between  Servicios
               Financieros  Navistar,  S.A.  de C.V.,  Arrendadora  Financiera  Navistar,  S.A.  de C.V.,  Navistar
               Comercial,  S.A. de C.V. and Banco  Nacional de Obras y Servicios  Publicos,  S.N.C.  The Registrant
               agrees to furnish to the Commission  upon request a copy of such agreement  which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

          4.4  Credit  Agreement for  $820,000,000  Revolving  Credit and Competitive  Advance Facility dated as of
               December 8, 2000, between Navistar Financial Corporation,  Arrendadora Financiera Navistar,  S.A. de
               C.V.,  Servicios  Financieros  Navistar,  S.A. de C.V.  and  Navistar  Comercial,  S.A. de C.V.,  as
               borrowers,  lenders party hereto, The Chase Manhattan Bank as Administrative  Agent, Bank of America
               as  Syndication  Agent and Bank of Nova Scotia as  Documentation  Agent.  Filed as Exhibit  10.05 to
               Navistar Financial Corporation's Form 10-Q dated March 15, 2001.  Commission File No. 1-4146-1.

          4.5  Guarantee,  dated as of December 8, 2000, made by Navistar  International  Corporation,  in favor of
               The Chase Manhattan Bank, as Administrative  Agent, for the lenders parties to the Credit Agreement, dated as of December 8, 2000,  among  Navistar  Financial  Corporation  and  Arrendadora  Financiera
               Navistar,  S.A. de C.V., Servicios Financieros Navistar,  S.A. de C.V. and Navistar Comercial,  S.A.
               de C.V., the Lenders,  Bank of America,  N.A., as  syndication  agent,  The Bank of Nova Scotia,  as documentation  agent, and the  Administrative  Agent.  Filed as Exhibit 10.07 to Navistar  Financial
               Corporation's Form 10-Q dated March 15, 2001.  Commission File No. 1-4146-1.

          4.6  Indenture,   dated  as  of  May  31,  2001,  by  and  between  Navistar  International   Corporation,
               International  Truck and Engine  Corporation  and BNY Midwest Trust Company,  as Trustee,  for 9 3/8%
               Senior Notes due 2006 for $400,000,000.  Filed on Registration No. 333-64626 as Exhibit 4.3.
                                                        E-2

                                                                                              EXHIBIT 4  (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

          4.7  First  Supplement  to  Indenture,  dated as of May 31, 2001,  by and between  Navistar  International
               Corporation,  International  Truck and Engine Corporation and BNY Midwest Trust Company,  as Trustee,
               for 8% Senior  Subordinated  Notes due 2008 for $250,000,000.  Filed on Registration No. 333-64626 as
               Exhibit 4.2.

          4.8  Note Purchase  Agreement,  dated as of June 15, 2001, as amended by Amendment  dated August 16, 2001, between  International  Truck and Engine Corporation and the State of Wisconsin  Investment Board for
               9.95% Senior  Notes due 2011 for  $19,000,000.  The  Registrant  agrees to furnish to the  Commission upon  request a copy of such  agreement,  which it has  elected not to file under the  provisions  of
               Regulation 601(b)(4)(iii).

          4.9  $250,000,000  Mexican Peso Credit  Agreement dated as of July 25, 2001, as amended by Amendment No. 2 dated  as of  August  21,  2002,  by and  between  Servicios  Financieros  Navistar,  S.A.  de  C.V.,
               Arrendadora  Financiera Navistar,  S.A. de C.V., Navistar Comercial,  S.A. de C.V. and Banco Nacional
               de Obras y  Servicios  Publicos,  S.N.C.  The  Registrant  agrees to furnish to the  Commission  upon request a copy of such agreement  which it has elected not to file under the provisions of Regulation
               601(b)(4)(iii).

         4.10  First  Supplement to Indenture,  dated as of August 22, 2001, by and between  Navistar  International
               Corporation,  International  Truck and Engine Corporation and BNY Midwest Trust Company,  as Trustee,
               for 9 3/8%  Senior Notes due 2006 for  $400,000,000.  Filed as Exhibit 4.19 to Annual  Report on Form
               10-K dated December 18, 2001.  Commission File No. 1-9618.

         4.11  Second  Supplement to Indenture,  dated as of August 22, 2001, by and between Navistar  International
               Corporation,  International  Truck and Engine Corporation and BNY Midwest Trust Company,  as Trustee,
               for 8% Senior  Subordinated  Notes due 2008 for $250,000,000.  Filed as Exhibit 4.20 to Annual Report
               on Form 10-K dated December 18, 2001.  Commission File No. 1-9618.

         4.12  $30,000,000  Revolving  Credit  Agreement dated as of October 25, 2001, as amended by Amendment No. 2 dated as of August 29, 2002,  among  Arrendadora  Financiera  Navistar,  S.A. de C.V.  and  Servicios
               Financieros  Navistar,  S.A. de C.V. and Export Development  Canada. The Registrant agrees to furnish to the Commission  upon request a copy of such  agreement  which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

         4.13  $500,000,000  Mexican  Peso Medium Term  Promissory  Notes  Program  issued  November  22,  2001,  by
               Servicios  Financieros  Navistar,  S.A.  de  C.V.  and  placed  in the  market  by  the  intermediate underwriter Casa de Bolsa Citibank,  S.A. de C.V. The Registrant  agrees to furnish to the Commission upon  request a copy of such  agreement  which it has  elected  not to file under the  provisions  of
               Regulation 601(b)(4)(iii).

                                                        E-3

                                                                                              EXHIBIT 4  (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

         4.14  $200,000,000  Mexican Peso Revolving  Credit  Agreement  dated as of November 27, 2001, as amended by
               Amendment No. 3 dated  as of January  31,  2003,  and  renewed on this same date,  among  Arrendadora
               Financiera Navistar,  S.A. de C.V. and Servicios Financieros Navistar, S.A. de C.V. and Comerica Bank
               Mexico,  S.A.  The  Registrant  agrees  to  furnish  to the  Commission  upon  request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

         4.15  $120,000,000  Mexican  Peso  Revolving  Credit  Agreement  dated  as  of  February  27,  2002,  among
               Arrendadora  Financiera  Navistar,  S.A. de C.V., as borrower,  and Nacional  Financiera,  S.N.C., as lender.  The  Registrant  agrees to furnish to the  Commission  upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

         4.16  $120,000,000  Mexican Peso Revolving  Credit Agreement dated as of February 27, 2002, among Servicios
               Financieros  Navistar,  S.A. de C.V., as borrower,  and Nacional  Financiera,  S.N.C., as lender. The
               Registrant  agrees to furnish to the Commission  upon request a copy of such  agreement  which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

         4.17  Navistar  International  Corporation  Restated Stock  Certificate  filed as Exhibit 4.20 to Form 10-Q dated March 11, 2002.  Commission File No. 1-9618.

         4.18  Indenture,  dated as of March  25,  2002,  by and  among  Navistar  Financial  Corporation,  Navistar
               International  Corporation  and BNY  Midwest  Trust  Company,  as  Trustee,  for  Navistar  Financial
               Corporation's 4.75% Subordinated  Exchangeable Notes due 2009 for $220,000,000.  Filed as Exhibit 4.1
               to Form S-3 dated May 7, 2002.  Registration No. 333-87716.

         4.19  Registration  Rights  Agreement,  dated  as of  March  25,  2002,  by and  among  Navistar  Financial
               Corporation,  Navistar  International  Corporation,  Salomon Smith  Barney,  Inc. and Banc of America
               Securities, LLC.  Filed as Exhibit 4.2 to Form S-3 dated May 7, 2002.  Registration No. 333-87716.

         4.20  $141,000,000  Mexican Peso  Revolving  Credit  Agreement  dated as of May 14, 2002,  among  Servicios
               Financieros Navistar,  S.A. de C.V. and Arrendadora  Financiera Navistar,  S.A. de C.V., as borrowers and Ixe Banco,  S.A., as lender.  The Registrant  agrees to furnish to the Commission  upon request a copy of such  agreement  which it has  elected not to file under the  provisions  of  Regulation  601
               (b)(4)(iii).

                                                        E-4

                                                                                              EXHIBIT 4  (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

         4.21  $10,000,000  Revolving  Credit  Agreement  dated  as of May 31,  2002,  among  Servicios  Financieros
               Navistar,  S.A. de C.V. and  Arrendadora  Financiera  Navistar,  S.A. de C.V., as borrowers and Banco
               Internacional,  S.A., as lender.  The Registrant  agrees to furnish to the Commission  upon request a copy of such  agreement  which it has  elected not to file under the  provisions  of  Regulation  601
               (b)(4)(iii).

         4.22  $50,000,000  Mexican Peso Revolving  Credit  Agreement dated as of June 24, 2002,  between  Servicios
               Financieros  Navistar,  S.A. de C.V., as borrower and Banco Invex,  S.A., as lender.  The  Registrant agrees to furnish to the Commission  upon request a copy of such  agreement  which it has elected not to file under the provisions of Regulation 601 (b)(4)(iii).

         4.23  $200,000,000  Mexican Peso Revolving  Credit  Agreement dated as of October 16, 2002, among Servicios
               Financieros Navistar,  S.A. de C.V. and Arrendadora  Financiera Navistar,  S.A. de C.V., as borrowers and Scotiabank  Inverlat,  S.A., as lender.  The Registrant  agrees to furnish to the Commission upon request a copy of such agreement  which it has elected not to file under the provisions of Regulation
               601 (b)(4)(iii).

         4.24  Registration  Rights Agreement,  dated as of November 8, 2002, by and between Navistar  International
               Corporation  and the  Investors  party  thereto.  Filed as Exhibit 4.3 to Form S-3 dated  December 6,
               2002.  Registration No. 333-101684.

         4.25  Indenture,  dated  as of  December  16,  2002,  by  and  among  Navistar  International  Corporation,
               International  Truck and Engine Corporation and BNY Midwest Trust Company,  as Trustee,  for Navistar
               International  Corporation's  2.50%  Senior  Convertible  Notes due 2007 for  $190,000,000.  Filed as
               Exhibit 4.3 to Form S-3 dated February 25, 2003.  Registration No. 333-103437.

         4.26  Registration Rights Agreement,  dated as of December 16, 2002, by and between Navistar  International
               Corporation  and Credit  Suisse  First  Boston  Corporation.  Filed as Exhibit  4.2 to Form S-3 dated
               February 25, 2003.  Registration No. 333-103437.

     Instruments  defining  the  rights  of  holders  of  other  unregistered  long-term  debt of  Navistar  and its subsidiaries  have been  omitted  from this  exhibit  index  because  the amount of debt  authorized  under any such instrument  does not  exceed  10% of the total  assets of the  Registrant  and its  consolidated  subsidiaries.  The
Registrant agrees to furnish a copy of any such instrument to the Commission upon request.

                                                        E-5